Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 30, 2019

Effective September 1, 2019, the investment advisory and subadvisory fees for Thrivent Partner Emerging Markets Equity Portfolio and Thrivent Partner Growth Stock Portfolio have been reduced.

1.        The information below relating to investment advisory fees replaces similar information in the table under the heading “Investment Adviser, Investment Subadvisers, and Portfolio Managers – Advisory Fees.”

Thrivent Partner Emerging Markets Equity Portfolio

First $100 million:	0.950%
Next $150 million:	0.900%
Over $250 million:	0.850%

Thrivent Partner Growth Stock Portfolio

First $250 million:	0.650%
Next $250 million:	0.625%
Next $500 million:	0.600%
Over $1 billion:	0.550%

2.        The second sentence in the first paragraph under “Investment Adviser, Investment Subadvisers, and Portfolio Managers – Investment Subadvisory Fees” is deleted and replaced with the following:

The fee payable is equal to 0.75% of the first $100 million of average daily net assets managed by Aberdeen, 0.70% of the next $150 million of average daily net assets and 0.65% of the average daily net assets over $250 million.

3.        The second sentence in the fourth paragraph under “Investment Adviser, Investment Subadvisers, and Portfolio Managers – Investment Subadvisory Fees” is deleted and replaced with the following:

The fee payable is equal to 0.50% of the first $50 million of average daily net assets managed by T. Rowe Price, 0.40% of the next $50 million of average daily net assets, resetting to 0.40% on all assets at $100 million, 0.375% of average daily net assets from $250 million to $500 million, 0.350% of average daily net assets from $500 million to $1 billion, resetting to 0.30% on all assets at $1 billion.

The date of this Supplement is September 3, 2019.

Please include this Supplement with your Statement of Additional Information.

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